Exhibit 32.2

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comverge, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), Michael D. Picchi, Chief Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael D. Picchi
Michael D. Picchi
Executive Vice President and Chief Financial Officer
May 10, 2010

[A signed original of this written statement required by Section 906 has been provided to Comverge, Inc. and will be retained by Comverge, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]